NATIONWIDE VARIABLE INSURANCE TRUST

NVIT J.P. Morgan Inflation Managed Fund

Supplement dated September 16, 2025

to the Summary Prospectus dated April 15, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the information under the heading “Performance” on page 5 of the Summary Prospectus is hereby deleted and replaced with the following:

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund is new and did not complete one full calendar year of operations.

The Fund’s broad-based securities market index is the Bloomberg U.S. Aggregate Bond Index. The Fund also compares its performance to the Bloomberg 1-10 Year U.S. TIPS Index, which has characteristics relevant to the Fund’s investment strategy.

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